Financial risk management	12 Months Ended
Dec. 31, 2018
Financial risk management
Financial risk management

21. Financial risk management

The Company’s Management Board is responsible for implementing the finance policy and for ongoing financial risk management. Therefore the Management Board has established a Risk Management Committee, which is responsible for developing and monitoring of the Group’s risk management policies, especially regarding financial risks. Generally the committee provides an overview of financial risks on a quarterly basis to the Management Board as part of the Company’s quarterly management reporting procedures.

The Company’s principal financial instruments are comprised of short‑term bank deposits at commercial institutions, bond funds, lease obligations and long‑term debt. The main purpose of the financial asset instruments is to provide a return on investments with minimal risk. The main purpose of the financial liability instruments is to help fund the Company’s operations. The Company has various other financial assets and liabilities including trade receivables and trade payables, which arise directly from its operations.

The main purpose of the financial liability instruments is to fund the Company’s operations and research and development activities. A portion of the long-term debt includes a derivative financial instrument related to a future interest payment which is linked to the Company’s stock price (Performance Participation Interest).

The main risks arising from the Group’s financial instruments are foreign exchange risk, credit risk and equity price risks. The measures taken by Management to manage each of these risks are summarized below.

Transactions related to activities in the area of financial instruments require the prior approval of the Chief Financial Officer. The Company did not enter into any derivative financial instruments for hedging purposes in 2018.

Management receives a weekly reporting of the current liquidity of the Group by entity. Furthermore, a monthly cash flow plan meeting has been established, where Management reviews the cash forecasts and the future development of flows of funds on an ongoing basis.

Foreign exchange risk

The Company is exposed to foreign exchange risk to the extent that there is a difference between the currencies in which sales, purchases and borrowings are denominated and the respective functional currencies of subsidiaries of the Group. The functional currencies of the parent company voxeljet AG and its subsidiaries are Euro, US Dollars, British Pound Sterling, Indian rupee and Chinese yuan renminbi. The majority of the sale, purchase and borrowing transactions are denominated in the functional currency of the parent company or its subsidiaries. The Company’s most significant foreign exchange risk relates to intercompany loans made to subsidiaries, as described below.

voxeljet has provided intercompany loans to its subsidiaries to finance their operations. The loans were granted in the local currency of the subsidiaries. Gains and losses from movements in exchange rates are recorded within other operating income or expense in the consolidated statement of comprehensive loss. As of December 31, 2018 the amount loaned to voxeljet UK by voxeljet AG totaled GBP 8.1 million (€ 9.0 million). A relative increase in the value of the Euro against British Pound Sterling of 10% would lead to a loss of € 0.8 million. The amount of loaned to voxeljet America totaled to USD 6.8 million (€ 5.9 million) as of December 31, 2018. An increase in the value of the Euro against US Dollars of 10% would lead to a loss of € 0.5 million.

For the year ended December 31, 2018, voxeljet generated 41.9% of its revenues in the eurozone. Additionally, the majority of the Company’s sourcing transactions are also transacted in Euros in that zone.

The Company invoiced 70% in 2018, 70% in 2017 and 84% in 2016 of total revenues in Euro. As revenues in foreign currency usually correspond to costs which are incurred in the same currency, we consider the risk as minor.

The significant exchange rates which have been applied during the years presented are disclosed in Note 3.

Interest rate risk

voxeljet’s principal interest-bearing positions are liabilities for bank borrowings and finance lease obligations. These liabilities are entirely at a fixed interest rate, with one exception. As such, changes in market interest rates have no material effect on future interest expenses. A change of 10% in interest rates would increase or decrease interest expense less than kEUR 2.

In connection with the first tranche of the loan received by the European Investment Bank amounting to € 10.0 million, the Company issued a warrant, Performance Participation Interest (PPI), accounted for separately as derivative financial instruments from the host contract (loan financial liability), with changes in fair value reported in the consolidated statements of comprehensive loss until the derivative financial instruments settle or expire. The loan is accounted for according to the effective interest method. The effective interest rate of the loan with the European Investment Bank is 7.58%, which is imputed based on the fair value of the derivative financial instruments on the date of the loan disbursement. Changes in the market interest will not affect the loan accounting. However, the derivative instrument is affected by changes in the risk-free rate. Increases in the risk-free rate will lead to a decrease of the fair value of the derivative instrument; decreases in the risk-free rate will lead to an increase in the fair value of the derivative instrument.

Equity price risk

The Company is also exposed to equity price risks which arise from derivative financial instruments (PPI) associated with the loan received by the European Investment Bank which depend upon the Company’s share price. Changes in the Company’s share price will affect the value of an equity forward derivative instrument (increasing share prices as compared to the share price at disbursement date will lead to a negative fair value of the derivative, decreasing share prices will lead to a positive fair value of the derivative). An increase/decrease of the price per ADR by USD 1.00 leads to an increase/decrease of the derivative financials instrument by € 1.1 million.

Credit risk

Credit risk is the risk of the Company suffering a financial loss as the result of its counterparties being unable to perform their obligations. The Company is exposed to credit risk from its operating activities (mainly trade receivables) and from its financing activities, including deposits and investments with financial institutions. Therefore, the carrying amount of cash and cash equivalents, financial assets, and trade receivables represents the maximum credit exposure of € 26.4 million (2017: € 27.1 million).

The Company’s exposure to credit risk is influenced by the individual characteristics of each customer. However, Management also considers factors that influence the credit risk of its customer base, including the default risk of the industry and the country in which the customer operates. voxeljet seeks to minimize such risk by entering into transactions with counterparties that are believed to be creditworthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables and customer advances is monitored on a continuous basis. Credit risk is limited to a specified amount with regard to individual receivables. There were no customer loans outstanding as of December 31, 2018 and 2017. Since 2018, the Company calculates an expected credit loss (ECL) based on the risk scoring its customers’ according to an external rating agency. Following the risk score of each customer, the trade receivables are clustered into different grades. For each grade, the ECL is calculated after deducting from trade receivables a loss allowance based on actual credit loss experience.

The Group limits its exposure to credit risk by investing only in bond funds which are fully guaranteed by the financial institutions and therefore represents short term credit rating of A‑3 based on Standard & Poor’s or P‑2 based on Moody’s.

The bank deposit are held with financial institutions, which are rated BBB to A2 based on Standard & Poor’s and Moody’s.

Reconciliation of movements of liabilities to cash flows arising from financing activities

	Liabilities			Equity

(€ in thousands)	Bank overdrafts used for cash management purposes	Other loans and borrowings	Finance lease liabilities	Subscribed capital	Capital reserves	Accumulated deficit (1) (2)	Non-controlling interests	Total
Restated balance at January 1, 2018	58	17,038	479	3,720	76,227	(37,672)	71	59,921

Changes from financing cash flows

Proceeds from loans and borrowings	—	1,639	—	—	—	—	—	1,639
Repayment of borrowings	(58)	(2,764)	—	—	—	—	—	(2,822)
Payment of finance lease liabilities	—	—	(361)	—	—	—	—	(361)
Proceeds from issuance of shares	—	—	—	1,116	9,972	—	—	11,088
Total changes from financing cash flows	(58)	(1,125)	(361)	1,116	9,972	—	—	9,544

Other changes
Liability-related
Capitalized borrowing costs	—		—	—	—	—	—	—
Reclassification	—	1,152	(13)					1,139
Interest expense	—	944	69	—	—	—	—	1,013
Interest paid	—	(943)	(69)	—	—	—	—	(1,012)
Total liability-related other changes	—	1,153	(13)	—	—	—	—	1,140

Total equity-related other changes	—	—	—	—	604	(8,728)	(36)	(8,160)

Balance at December 31, 2018	—	17,066	105	4,836	86,803	(46,400)	35	62,445

(1) Restated balance at January 1, 2018 includes restatement for immaterial errors. For further information, see Note 6.

(2) Restated balance at January 1, 2018 includes impact of the adoption of IFRS 9 and IFRS 15.

	Liabilities			Equity

(€ in thousands)	Bank overdrafts used for cash management purposes	Other loans and borrowings	Finance lease liabilities	Subscribed capital	Capital reserves	Accumulated deficit	Non-controlling interests	Total
Restated balance at January 1, 2017	224	5,099	791	3,720	75,827	(28,971)	87	56,777

Changes from financing cash flows

Proceeds from loans and borrowings	—	12,612	—	—	—	—	—	12,612
Repayment of borrowings	(165)	(732)	—	—	—	—	—	(897)
Payment of finance lease liabilities	—	—	(436)	—	—	—	—	(436)
Total changes from financing cash flows	(165)	11,880	(436)	—	—	—	—	11,279

Other changes
Liability-related
Capitalized borrowing costs	—		—	—	—	—	—	78
Reclassification	—	42	123					165
Interest expense	—	100	45	—	—	—	—	145
Interest paid	—	(161)	(45)	—	—	—	—	(206)
Total liability-related other changes	—	59	123	—	—	—	—	182

Total equity-related other changes	—	—	—	—	400	(8,509)	(16)	(8,125)

Balance at December 31, 2017	59	17,038	478	3,720	76,227	(37,480)	71	60,113

Liquidity risk

Liquidity risk is the risk that voxeljet might not have sufficient cash to meet its payment obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the reputation of the Company. Liquidity risk is countered by systematic, day‑by‑day liquidity management whose fundamental requirement is that solvency must be guaranteed at all times. A major responsibility of management is to monitor the cash balances and to set up and update cash planning on a monthly basis to ensure liquidity. At all times cash and cash equivalents are projected on the basis of a regular financial and liquidity planning. The monitoring includes the expected cash inflows on trade and other receivables together with expected cash outflows from trade and other payables.

In 2016, voxeljet concluded new loan agreements with Kreissparkasse Augsburg, Germany, to finance the construction of new office and production facilities in Friedberg: (i) in May 2016, the Company entered into a € 1.0 million loan agreement due April 30, 2021. Interest is payable at a fixed rate of 2.35%; (ii) in September 2016, the Company entered into a € 2.0 million loan agreement due May 31, 2038. Interest is payable at a fixed rate of 2.47%; (iii) In October 2016, the Company entered into a € 0.7 million loan agreement due September 30, 2021. Interest is payable at a fixed rate of 2.29%; and (iv) in December 2016, the Company entered into a € 1.0 million loan agreement due January 31, 2038. Interest is payable at a fixed rate of 2.72%. Among other terms, the loan agreements contain (i) certain covenants, including that voxeljet deposit € 2.0 million with Kreissparkasse Augsburg until it has reached certain ratio with respect to its ability to service the debt by the end of fiscal year 2019, and (ii) change of control provisions concerning the ownership of the Company by its executive officers, Dr. Ingo Ederer and Rudolf Franz. In case voxeljet fails to meet that ratio by the end of its fiscal year 2019, voxeljet is obliged to pledge € 2.0 million for the benefit of the lender. In addition, the land owned by voxeljet upon which the facilities will be built as well as three 3D printers will serve as collateral under the loan agreements.

On November 9, 2017, the European Investment Bank (“EIB”) and the Company entered into a Finance Contract and Synthetic Warrant Agreement to support the Company’s undertaking of research and development projects for growth from 2017 to 2020. The contract provides a credit of up to € 25 million in three tranches of € 10 million, € 8 million, and € 7 million.

Under the Contract, the Company may borrow under the credit up to €25 million, subject to a limit of 50% of the total research and development expenditures and manufacturing capital expenditures from 2017 to 2020. The interest rates for the three tranches are 0%,  7% and 3%, respectively. The Company may borrow the second and third tranche only if certain revenue and EBITDA levels are met. The Contract also includes a financial covenant that requires the Company to meet certain minimum financial ratios from 2019 to 2025. Under a First Demand Guarantee Agreement the Finance Contract is guaranteed by the voxeljet USA subsidiary.

In 2018, voxeljet did not enter into any new loan agreement.

The total research and development expenditures and manufacturing capital expenditures are expected to be € 14.0 million and € 16.2 million for the fiscal year 2019 and 2020, respectively.

The first tranche of € 10 million received on December 22, 2017, the EIB under the Synthetic Warrant Agreement was entitled to receive as consideration in cash equal to the market value of 195,790 ordinary shares of the Company (or equivalent number of ADS of the Company) at the maturity date (5 years after draw down), after the occurrence of a trigger event, or on the expiration date (10 years after draw down). Under the anti-dilution protection clause of the agreement the number of ordinary shares under the Synthetic Warrant Agreement was increased to 254,527 as a result of the capital increase effective October 17, 2018 and November 1, 2018.

voxeljet may prepay all or part of any Tranche before the maturity date, together with accrued interest.

The following are the remaining contractual maturities of financial liabilities and trade payables at the reporting date. The amounts are gross and undiscounted and include contractual interest payments.

	December 31,
	2018
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Long-term debt	17,066	(22,529)	(160)	(799)	(1,518)	(15,251)	(4,801)
Finance lease obligations	105	(109)	(9)	(27)	(56)	(17)	--
Trade payables	2,945	(2,945)	(2,945)	--	--	--	--
Total	20,116	(25,583)	(3,114)	(826)	(1,574)	(15,268)	(4,801)

	December 31,
	2017
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Bank overdrafts and lines of credit	58	(58)	(58)	--	--	--	--
Long-term debt	17,038	(23,423)	(160)	(798)	(1,843)	(15,587)	(5,035)
Finance lease obligations	479	(495)	(73)	(247)	(132)	(43)	--
Trade payables	3,059	(3,059)	(3,059)	--	--	--	--
Total	20,634	(27,035)	(3,350)	(1,045)	(1,975)	(15,630)	(5,035)

In spite of the significant cash outflow in 2018 and 2017, the Company’s short and mid-term liquidity needs are currently covered. This is supported through the capital increase finalized in the fourth quarter of 2018 with net proceeds of approximately € 11.1 million. The mid-term business plan includes the raising of additional capital through additional debt, equity or other alternatives to ensure the cash requirements of the Company. In order to be prepared for additional public fund raising the Company filed a form F-3 with the SEC in August 2017. As the cash position of the Company is still sufficient, mid-term liquidity risk is considered low.